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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           -------------------------


                Date of Report (Date of earliest event reported):


                                  MARCH 9, 1998


                          CAMBRIDGE NEUROSCIENCE, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-19193                   13-3319074
    --------                        -------                   ----------
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600
                                                           --------------

                            Total Number of Pages 6.
                            Exhibit Index at Page 4.

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ITEM 5 - OTHER EVENTS

     On March 9, 1998, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing a reduction in headcount. In addition, the Company announced the declaration of a dividend in the amount of $1.00 per share, payable on April 14, 1998 to holders of record on April 2, 1998. The information contained in this news release is incorporated herein by reference and filed as
Exhibit 99.7 hereto.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.7 The Company's News Release dated March 9, 1998.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAMBRIDGE NEUROSCIENCE, INC.



Date:  March 12, 1998                   /s/ Harry W. Wilcox, III
                                        ------------------------
                                        Harry W. Wilcox, III
                                        Sr. Vice President, Finance and Business
                                        Development; Chief Financial Officer










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                                  EXHIBIT INDEX



Exhibit
Sequential
Number                         Description

99.7                           The Company's News Release dated March 9, 1998.







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